UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2024

MicroVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34170	91-1600822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18390 NE 68th Street, Redmond, Washington 98052

(Address of principal executive offices) (Zip Code)

(425) 936-6847

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	MVIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information in Item 2.02 and Item 9.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 and Item 9.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 15, 2024, MicroVision, Inc. (“MicroVision” or the “Company”) issued a press release announcing preliminary results for the quarter ended September 30, 2024. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

The preliminary, unaudited results for the third quarter ended September 30, 2024 announced today by MicroVision include the following expectations as of the date hereof.

Revenue in the third quarter of 2024 was approximately $0.15 to $0.2 million, compared to $1.0 million for the third quarter of 2023.

Cash and cash equivalents, including investment securities, was $43.0 million as of September 30, 2024, compared to $73.8 million as of December 31, 2023. MicroVision also expects net proceeds from the first tranche of the financing transaction announced today to be approximately $38.0 million and has approximately $123.0 million remaining available under its existing “at the market” equity facility.

The Company did not raise any cash in the third quarter of 2024 from the sale of equity under MicroVision’s existing “at the market” equity facility.

Cash used in operations in the third quarter of 2024 was approximately $14 million, compared to cash used in operations in the third quarter of 2023 of $20 million.

MicroVision is actively engaged in discussions with original equipment manufacturers, with seven requests for quotes for passenger vehicles and custom development opportunities. MicroVision is also actively engaged with multiple potential industrial customers for the opportunity to provide an integrated lidar hardware and software solution in the heavy equipment vertical.

The unaudited financial information discussed above is preliminary, has been prepared by, and is the responsibility of management, is based on information available as of October 15, 2024 and is subject to change in connection with the completion of the Company’s financial statements for the quarter ended September 30, 2024. In addition, the Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed procedures with respect to this preliminary unaudited financial information and does not express an opinion or any other form of assurance with respect thereto. The preliminary unaudited financial information may differ materially from the actual results that will be reflected in the Company’s financial statements when they are completed and publicly disclosed. Accordingly, you should not place undue reliance on this information. Additional information and disclosures would be required for a more complete understanding of the Company’s financial condition, liquidity and results of operations as of September 30, 2024.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including those relating to preliminary financial information for the third quarter 2024 and the Company’s relationship with commercial partners or potential customers, as well as statements using words such as “expects,” “believes,” or “intends” are forward-looking statements that involve a number of risks and uncertainties. Factors that could cause actual results to differ materially from those projected in the Company’s forward-looking statements include the following capital market risks; the Company’s ability to operate with limited cash or to raise additional capital when needed; market acceptance of the Company’s technologies and products or for products incorporating its technologies; the failure of the Company’s commercial partners to perform as expected under the Company’s agreements; the Company’s ability to identify parties interested in paying any amounts or amounts it deems desirable for the purchase or license of intellectual property assets; the Company or its customers’ failure to perform under open purchase orders; the Company’s financial and technical resources relative to those of its competitors; the Company’s ability to keep up with rapid technological change; government regulation of the Company’s technologies; the Company’s ability to enforce its intellectual property rights and protect its proprietary technologies; the ability to obtain additional contract awards and to develop partnership opportunities; the timing of commercial product launches and delays in product development; the ability to achieve key technical milestones in key products; dependence on third parties to develop, manufacture, sell and market the Company’s products; potential product liability claims; the Company’s ability to maintain its listing on The Nasdaq Stock Market, and other risks factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and other reports filed with the SEC. These factors are not intended to represent a complete list of the general or specific factors that may affect the Company. It should be recognized that other factors, including general economic factors and business strategies, may be significant, now or in the future, and the factors set forth in this report may affect us to a greater extent than indicated. Except as expressly required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changes in circumstance or any other reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release, dated October 15, 2024.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MicroVision, Inc.

Date: October 15, 2024	By:	/s/ Drew G. Markham
Drew G. Markham
Senior Vice President, General Counsel and Secretary